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                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

                                October 28, 1996
                Date of Report (Date of earliest event reported)


                                  PROXIM, INC.
             (Exact name of registrant as specified in its charter)


      Delaware                      0-22700                    77-0389180
      --------                      -------                    ----------
(State or other jurisdiction    (Commission File           (I.R.S. Employer
       of incorporation)             Number)             Identification Number)

                           295 North Bernardo Avenue
                           Mountain View, CA  94043
                  (Address of principal executive offices)

                                (415) 960-1630
            (Registrant's telephone number, including area code)


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ITEM 5.        OTHER EVENTS.

          On October 28, 1996, Proxim, Inc., a Delaware corporation ("Proxim" or the "Registrant") entered into an Agreement and Plan of Merger (the "Merger Agreement") with DSP Communications, Inc., a Delaware corporation ("DSPC") providing for the acquisition of Proxim, by means of a merger (the "Merger") of Data Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of DSPC with and into Proxim. As a result of the Merger, Proxim will become a wholly owned subsidiary of DSPC. Pursuant to the Merger Agreement, upon the Effective Time of the Merger, each outstanding share of Common Stock of Proxim, will be converted into .70 shares of Common Stock of DSPC, subject to adjustment.

          The Merger is intended to qualify as a tax-free reorganization and a pooling of interests under Section 368(a) of the Internal Revenue Code of 1986, as amended, and is intended to be treated as a transfer and exchange between companies under common control for accounting purposes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     Exhibits.
     ---------
       2.1 Form of Joint Press Release of DSP Communications, Inc. and Proxim, Inc. issued on October 29, 1996.

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                          INDEX TO EXHIBITS


                                                                  SEQUENTIALLY
EXHIBIT                                                              NUMBERED
NUMBER                         DESCRIPTION                             PAGE

  2.1        Form of Joint Press Release of DSP Communications,
             Inc. and Proxim, Inc. issued on October 29, 1996.


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                             SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROXIM, INC.

Dated:  November 4, 1996               By:  /s/ Keith E. Glover
                                            -------------------
                                            Keith E. Glover
                                            Vice President of Finance and
                                            Administration and Chief Financial
                                            Officer (Principal Accounting and
                                            Financial Officer)

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                             SIGNATURES


     Pursuant to requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROXIM, INC.

Dated:  November 4, 1996               By:  /s/ Keith E. Glover
                                            -------------------
                                            Keith E. Glover
                                            Vice President of Finance and
                                            Administration and Chief Financial
                                            Officer (Principal Financial and
                                            Accounting Officer)